Exhibit 99.1




                           GENELABS TECHNOLOGIES, INC.


                                     Company


                                       and


                            NATEXIS BLEICHROEDER INC.


                                   Underwriter


                          ____________________________


                             UNDERWRITING AGREEMENT



                          Dated as of October 16, 2003


                          ____________________________


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                                 Table of Contents

                                                                            Page
                                                                            ----

Section 1.  Representations and Warranties.....................................2

Section 2.  Sale and Delivery to the Underwriter; Closing......................8

Section 3.  Certain Covenants of the Company...................................8

Section 4.  Payment of Fees and Expenses; Future Offerings....................11

Section 5.  Conditions to the Obligations of the Underwriter
            and the Sale of Shares............................................12

Section 6.  Conditions to Purchase of Option Shares...........................14

Section 7.  Indemnification...................................................15

Section 8.  Contribution......................................................17

Section 9.  Representations, Warranties and Agreements to Survive Delivery....18

Section 10. Termination of Agreement..........................................18

Section 11. Notices...........................................................19

Section 12. Parties...........................................................20

Section 13. Governing Law.....................................................20

Section 14. Severability......................................................20

Section 15. Headings..........................................................20

Section 16. Counterparts......................................................20

Exhibit A         Form of Opinion of Company's Counsel
Exhibit B         Form of Letter from Company's Counsel
Exhibit C         List of Persons Subject to Lock-Up Agreement
Exhibit D         Form of Lock-Up Agreement


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                                                               October 16, 2003



Natexis Bleichroeder Inc.
1345 Avenue of the Americas
New York, New York 10105-4300

Dear Sirs:

         Genelabs Technologies, Inc., a California corporation (the "Company"), proposes, subject to the terms and conditions set forth in this agreement (together with the exhibits attached hereto, this "Agreement"), to issue and sell to Natexis Bleichroeder Inc. (the "Underwriter") an aggregate amount of 20,000,000 shares of common stock, no par value per share (shares of which class stock of the Company are hereinafter referred to as "Common Stock"), of the Company (the "Initial Shares"). The Company also proposes to sell to the Underwriter not more than an additional 3,000,000 shares of Common Stock (the "Option Shares"), if and to the extent that the Underwriter shall have determined to exercise the right to purchase such shares of Common Stock granted to the Underwriter pursuant to Section 2 hereof. The Initial Shares and the Option Shares are hereinafter collectively referred to as the "Shares".

         The Company has filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (File No. 333-108608) relating to certain securities and the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "Securities Act"). Such registration statement, including the exhibits thereto and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act") that are incorporated by reference therein, as amended at the date hereof, is herein referred to as the "Registration Statement". The Registration Statement was declared effective by the Commission on September 15, 2003. A preliminary prospectus supplement reflecting the terms of the Shares, the terms of the offering thereof and the other matters set forth therein, has been prepared and filed pursuant to Rule 424 under the Securities Act and a final prospectus supplement will be prepared and filed pursuant to Rule 424 under the Securities Act. Such final prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement". The base prospectus, dated September 30, 2003, included in the Registration Statement relating to offerings of the Company's securities generally, as supplemented by the Prospectus Supplement, and including the documents incorporated by reference therein, is herein called the "Prospectus", except that, if such base prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to such base prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed with the Commission, or the date of such preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.

         Section 1. Representations and Warranties. The Company represents and warrants to and agrees with the Underwriter that:

              (a) Compliance with Registration Requirements. (i) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; and (ii)(A) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, when so amended or supplemented, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Registration Statement, when it became effective, and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, when so amended or supplemented, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) the Prospectus, as of its date, did not contain and, as amended or supplemented, if applicable, will not, when so amended or supplemented, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for use in the Registration Statement or the Prospectus.

              (b) Independent Accountants. Ernst & Young LLP, the accountants who certified the audited financial statements included in or incorporated by reference into the Registration Statement, are independent public accountants as required by the Securities Act.

              (c) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

              (d) Financial Statements. The consolidated financial statements, together with the related notes and schedules, included in or incorporated by reference into the Registration Statement present fairly the consolidated financial position of the Company and its Subsidiaries (as defined herein) as of and for the dates indicated and the consolidated results of its operations and the consolidated cash flows of the Company and its Subsidiaries for the periods specified. Such financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis throughout the periods involved, except as may


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     otherwise be specified in such financial statements or notes thereto. The financial statement schedules, if any, included in or incorporated by reference into the Registration Statement present fairly in accordance with GAAP the information required to be stated therein.

              (e) Good Standing of the Company. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of California with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in the United States in which the Company owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect").

              (f) Good Standing of Subsidiaries. The Company's direct subsidiaries are Accelerated Clinical Research Organization, Inc., Genelabs Diagnostic, Inc., and Genelabs Europe B.V. (each, a "Subsidiary" and, collectively, the "Subsidiaries"). Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with requisite power and authority under such laws to own, lease and operate its properties and conduct its business as currently conducted. Each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

              (g) Authorization and Description of the Shares. (i) The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the issuance of such Shares is not subject to the preemptive rights of any stockholder of the Company; and, at Closing Time, all corporate action required to be taken for the authorization, issue and sale of such Shares will have been validly and sufficiently taken. The Common Stock conforms in all material respects to the description thereof contained in the Prospectus under the section entitled "Description of the Common Stock and Preferred Stock We May Offer - Common Stock."

                  (ii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company.

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              (h) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Change"),
     (ii) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

              (i) Absence of Defaults and Conflicts. Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for such defaults that would not have a Material Adverse Effect. The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated in this Agreement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (i) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or such Subsidiary is a party or by which it is bound or to which any of its properties is subject or (ii) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or such Subsidiary or any of their respective properties; except, in the case of clauses (i) and (ii), such as would not have a Material Adverse Effect.

              (j) Absence of Further Requirements. No filing by the Company with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the Offering, except (i) such as have been already obtained, (ii) such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Shares, (iii) the application to the Nasdaq National Market for the listing of the Shares for quotation thereon and (iv) the filing of the Prospectus with the Commission.

              (k) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, that if determined adversely to the Company or such Subsidiary,
     (i) would result in a Material Adverse Change, (ii) would materially and adversely affect the properties or assets of the Company and its Subsidiaries, considered as one enterprise, or (iii) that would materially and adversely affect the consummation of the


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     transactions contemplated in this Agreement; the aggregate of all pending legal or governmental proceedings that are not described in the Prospectus to which the Company or any Subsidiary is a party or which affect any of its properties, including ordinary routine litigation incidental to the business of the Company or such Subsidiary, if determined adversely to the Company or such Subsidiary, would not have a Material Adverse Effect.

              (l) Title to Property. Each of the Company and the Subsidiaries has good and marketable title to all properties and assets described in the Prospectus material to the business of the Company and the Subsidiaries considered as one enterprise, free and clear of all liens, charges, encumbrances or restrictions, except such as (i) are described in the Prospectus or (ii) are neither material in amount nor materially significant to the business of the Company and its Subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or such Subsidiary under any of the leases or subleases mentioned above, or affecting or challenging the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease, except to the extent as would not have a Material Adverse Effect.

              (m) Possession of Licenses and Permits. Each of the Company and the Subsidiaries owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

              (n) FDA and PTO Proceedings. To the best of the Company's knowledge, there are no rulemaking or similar proceedings before the U.S. Food and Drug Administration or the U.S. Patent and Trademark Office which affect or involve the Company or any of the processes or products which the Company has developed, is developing or proposes to develop or uses or proposes to use which, if the subject of an action unfavorable to the Company, would have a Material Adverse Effect.

              (o) Possession of Intellectual Property. The Company and the Subsidiaries have or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) or other similar rights that are necessary or material to continue to carry on their respective businesses as currently conducted (collectively, "Intellectual Property"), except where the failure to so possess would not have a Material Adverse Effect; except as disclosed in the Prospectus, (i) neither the Company nor any Subsidiary has received any notice that the Intellectual Property used by the Company or any


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     Subsidiary violates or infringes upon the rights of any person and
     (ii) to the knowledge of the Company, all such Intellectual Property is enforceable and there is no existing infringement by another person of any of the Intellectual Property, except, in each of clauses (i) and (ii), as would not have a Material Adverse Effect.

              (p) Absence of Labor Dispute. To the best knowledge of the Company, (i) no labor dispute exists with its employees or with employees of any Subsidiary or is imminent that would reasonably be expected to have a Material Adverse Effect, and (ii) no labor disturbance by the employees of any of its or any Subsidiary's principal contractors or customers is existing or imminent that would reasonably be expected to have a Material Adverse Effect.

              (q) Market Stabilization. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

              (r) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

              (s) Insurance. (i) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged and
     (ii) there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

              (t) Environmental Laws. Except as disclosed in the Prospectus and except as would not have a Material Adverse Effect, (i) the Company and the Subsidiaries are each in compliance with all applicable Environmental Laws,
     (ii) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (iii) there are no pending or, to the Company's knowledge, threatened Environmental Claims against the Company or any Subsidiary and (iv) there are no circumstances with respect to any property or operations of the Company or any Subsidiary that would reasonably be anticipated to form the basis of an Environmental Claim against the Company or such Subsidiary.

              For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions,


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     suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

              (u) Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and
     (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (v) Tax Returns. All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments that are being contested in good faith by the Company or for which the failure to pay would not have a Material Adverse Effect. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not have a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or for which the failure to pay would not have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

              (w) Solvency. After giving effect to the offering and sale of all or substantially all of the Shares and the application of the proceeds thereof as described in the Prospectus, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted as disclosed in the Prospectus including its capital needs, taking into account the particular capital requirements of the business conducted by the Company and its Subsidiaries, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).


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              (x) Listing and Maintenance Requirements. The Company has not, in
     the six months preceding the date hereof, received notice (written or oral) from the Nasdaq National Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is in compliance with the listing and maintenance requirements for continued trading of the Common Stock on the Nasdaq National Market.

         Section 2. Sale and Delivery to the Underwriter; Closing. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell the Initial Shares to the Underwriter, and the Underwriter agrees to purchase the Initial Shares from the Company at the purchase price of U.S.$1.2878 per share (the "Purchase Price").

              (b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional 3,000,000 Option Shares at the Purchase Price. The option hereby granted will expire 30 days after the date hereof, and may be exercised, in whole or from time to time in part, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon notice by the Underwriter to the Company setting forth the number of Option Shares as to which the Underwriter is exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by the Underwriter but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time.

              (c) Payment of the purchase price for, and delivery of, the Initial Shares shall be made at the offices of Shearman & Sterling LLP, 1080 Marsh Road, Menlo Park, California 94025-1022, or at such other place as shall be agreed upon by the Company and the Underwriter, at 7:00 A.M., California Time, on the third full business day after the date hereof, or at such other time not more than ten full business days thereafter as the Company and the Underwriter shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriter, payment of the purchase price for, and delivery of, such Option Shares shall be made at the offices of Shearman & Sterling LLP set forth above, or at such other place as the Company and the Underwriter shall determine, on each Date of Delivery as specified in the notice from the Underwriter to the Company. Payment shall be made to the Company in Federal or other funds immediately available in New York City against delivery to the Underwriter of the Initial Shares or the Option Shares, as the case may be.

         Section 3. Certain Covenants of the Company. The Company covenants with the Underwriter as follows:

              (a) The Company shall furnish to the Underwriter, without charge, prior to 1:00 P.M., California time, on the business day next succeeding the date of this Agreement and during such period after the first date of the public offering of the Shares


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     when the Prospectus is, in the opinion of counsel, required by law to be delivered in connection with sales of the Shares by the Underwriter or dealer, as many copies of the Prospectus, and any supplements or amendments thereto, as the Underwriter may reasonably request.

              (b) The Company shall furnish to the Underwriter as many conformed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after such Registration Statement became effective, as the Underwriter may reasonably request.

              (c) Promptly following the execution of this Agreement, the Company shall prepare a Prospectus Supplement that complies in all material respects with the Securities Act and that sets forth the material information regarding the Shares, the price at which the Shares are to be purchased by the Underwriter from the Company, any public offering price, any selling concession and reallowance and any delayed delivery arrangements, and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Shares. The Company will timely transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Securities Act.

              (d) Before amending or supplementing the Registration Statement or the Prospectus during the period referred to in Subsection 3(a) above, the Company shall furnish the Underwriter with a copy of each such proposed amendment or supplement, and shall not file any such proposed amendment or supplement if the Underwriter reasonably objects in good faith by notice to the Company within three business days of receipt thereof; provided, however, that the Company shall have no such obligation under this Subsection 3(d) with respect to periodic reports filed pursuant to Section 13(a) of the Exchange Act.

              (e) During the period mentioned in Subsection 3(a) above, the Company shall notify the Underwriter with reasonable promptness of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding of which the Company is aware for any of such purposes; and to use its reasonable best efforts, if any such order is issued, to obtain the lifting thereof as early as practicable.

              (f) The Company shall use its best efforts to comply with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Shares as


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     contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered by the Underwriter or a dealer in connection with sales of the Shares as contemplated by the Prospectus any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriter or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Shares, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations of the Commission thereunder, the Company will promptly prepare and file with the Commission, subject to Subsection 3(d) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

              (g) The Company shall fully cooperate with the Underwriter to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriter may designate and to maintain such qualifications in effect for a period necessary for the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in shares in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company shall file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

              (h) The Company will timely file such reports pursuant to the Exchange Act necessary to make generally available to its security holders, as soon as practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the Securities Act) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

              (i) If the proceeds from the Offering of the Shares exceed $10,000,000 in aggregate, the Company shall not, without the prior written consent of the Underwriter, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any shares convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such shares are now owned by the Company or hereafter reacquired) or (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other shares, in cash or otherwise. The foregoing sentence shall not apply to (x) the Shares to be offered for sale hereunder or options to be issued or shares to be sold under the Company's stock option plan and the stock purchase plan (each as described in the Prospectus) or (y) securities issued in connection with a partnership, joint or collaborative venture, licensing or similar arrangements involving one or more of the Company's or a third party's pharmaceutical products, intellectual property and/or drug candidates.

              (j) The Company shall use its reasonable best efforts to obtain a "lock-up" agreement from each person listed in Exhibit C hereto, each substantially in the form of Exhibit D hereto, prior to the Closing Time.

         Section 4. Payment of Fees and Expenses; Future Offerings. (a) The Company agrees to pay and bear all expenses incident to the performance of the Company's obligations under this Agreement, including (i) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriter, (ii) the printing and distribution of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriter, if any, including any stock transfer taxes payable upon the sale of the Shares to the Underwriter, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the fees and expenses of the Underwriter's counsel, not to exceed $75,000 (vi) the qualification of the Shares under the applicable securities laws in accordance with Subsection 3(g), including filing fees and fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the "blue sky" survey, (vii) the reasonable fees and expenses of counsel to the Underwriter in connection with the filing for review by the NASD, such fees and expenses of counsel for the Underwriter pursuant to clauses (vi) and this (vii) hereof not to exceed $15,000, including any filing fees of the NASD and (viii) the listing fees of the Nasdaq National Market.

              (b) If this Agreement is terminated in accordance with the provisions of Section 5 or Section 10, the Company agrees to reimburse the Underwriter for all its out-of-pocket expenses, including the actual documented and reasonable fees and expenses of counsel for the Underwriter, such fees and expenses of counsel not to exceed $90,000.

              (c) At the Closing Time, the Company agrees to issue to the Underwriter warrants in a form to be agreed upon by the Company and the Underwriter to purchase such number of shares of Common Stock that is equal to the lesser of (A) the quotient obtained by dividing (x) 2.0% of the gross proceeds from the offering of the Shares divided by (y) $1.37 and (B) 500,000 shares (the "Warrants"), which Warrants shall have an exercise price that is equal to the last reported sale price of the Common Stock on the Nasdaq National Market immediately prior to the determination of the Purchase Price and shall be for a term of five years and shall be subject to a one year lock-up period, or such shorter period as may be applicable under NASD rules, on the sale of the Warrants and the underlying shares of Common Stock by the Underwriter.

              (d) If the gross proceeds from the Offering of the Shares exceed $10,000,000 and the Company shall offer and sell any securities of the Company or the Subsidiaries in the two years after the date hereof, whether in a private placement or in a public offering (each such offering, a "Subsequent Offering"), the Company shall: (i) offer the

     Underwriter the opportunity to act as lead or co-lead agent or lead or co-lead underwriter in such Subsequent Offering and (ii) shall offer the Underwriter the opportunity to solicit offers for, or to underwrite, no less than 30.0% of the total securities offered in such subsequent offering; provided, however, that in the case of each of (i) and
     (ii) above, the Company's obligation to the Underwriter shall be subject to the Company's satisfaction of its obligation, if any, existing as of the date of this Agreement, to first offer such opportunity to another party; provided, further, that, during the period ending one year after the Closing Time, the Company may satisfy its obligation to the Underwriter by paying a waiver fee to the Underwriter of $200,000 and after the date that is one year from the Closing Time, the Company may satisfy its obligation to the Underwriter by paying a waiver fee to the Underwriter of $100,000. For the purposes of this Agreement, "Subsequent Offering" shall be deemed to exclude: (w) an acquisition, sale or other extraordinary corporate transaction involving all or substantially all the business, assets or securities of the Company, one or more Subsidiaries or a third party; (x) partnership, joint or collaborative venture, licensing or similar arrangements involving one or more of the Company's, a Subsidiary's or a third party's pharmaceutical products, intellectual property and/or drug candidates; (y) any exercise of warrants or options for securities issued in the ordinary course of business and not in connection with or in contemplation of an offering; and (z) the issuance, exercise or sale of securities in connection with the Company's stock option or employee stock purchase plans existing on the date of this Agreement or similar plans to be adopted in the ordinary course of business for compensation purposes.

         Section 5. Conditions to the Obligations of the Underwriter and the Sale of Shares. The obligation of the Underwriter to purchase and pay for the Initial Shares (and any Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by the Underwriter is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of the Company's officers delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder in all material respects, and to the following further conditions:

              (a) At the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied.

              (b) At the Closing Time, the Underwriter shall have received from Skadden, Arps, Slate, Meagher, & Flom LLP, counsel for the Company, dated as of the Closing Time, (i) an opinion in form and substance reasonably satisfactory to counsel for the Underwriter, and substantially in the form set forth in Exhibit A and (ii) a letter in form and substance reasonably satisfactory to counsel for the Underwriter, and substantially in the form set forth in Exhibit B.

              (c) At the Closing Time, the Underwriter shall have received from Shearman & Sterling LLP, counsel for the Underwriter, dated as of the Closing Time, (i) an opinion in form and substance satisfactory to the Underwriter and (ii) a letter in form and substance reasonable satisfactory to the Underwriter and containing statements substantially to the same effect as the letter delivered pursuant to Section 5(b)(ii).

              (d) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under, and shall conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and (A) the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
     (B) the Prospectus, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus (except as set forth therein) any Material Adverse Change, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company before or by any government, governmental instrumentality or court, domestic or foreign, that would result in any Material Adverse Change, (iv) the Company shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, the Underwriter shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Time, to such effect.

              (e) On or about the date of the preliminary Prospectus Supplement, the Underwriter shall have received from Ernst & Young LLP a letter, dated such date, in form and substance reasonably satisfactory to the Underwriter, including confirmation that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations of the Commission thereunder.

              (f) At the Closing Time, the Underwriter shall have received from Ernst & Young LLP a letter, dated such date, affirming the statements made in the letter furnished pursuant to Section (e) of this Section 5.

              (g) At the Closing Time, counsel for the Underwriter shall have been furnished with all such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Initial Shares as contemplated in this Agreement and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the

     Closing Time in connection with the authorization, issuance and sale of the Initial Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to the Underwriter and to counsel for the Underwriter.

              (h) The Company shall have complied in all material respects with all requirements for the listing of the Shares on the Nasdaq National Market.

              (i) At the Closing Time, the Underwriter shall have received a "lock-up" agreement from (i) Irene Chow, chief executive officer of the Company, and (ii) at least 12 of the persons listed in Exhibit C hereto, each substantially in the form of Exhibit D hereto.

         If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Underwriter on written notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9 herein shall remain in effect.

         Section 6. Conditions to Purchase of Option Shares. In the event that the Underwriter exercise its option granted in Section 2 to purchase all or any of the Option Shares and the Date of Delivery determined by the Underwriter pursuant to Section 2 is later than the Closing Time, the obligations of the Underwriter to purchase and pay for the Option Shares it has agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder in all material respects and to the following further conditions:

              (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with.

              (b) At the Date of Delivery, the statements contained in Section 5(d) hereof shall be true and accurate at and as of the Date of Delivery and, at the Date of Delivery, the Underwriter shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Date of Delivery, to such effect.

              (c) At the Date of Delivery, the Underwriter shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, an opinion and letter, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion and letter required by Section 5(b).

              (d) At the Date of Delivery, the Underwriter shall have received from Shearman & Sterling LLP, counsel for the Underwriter, an opinion and letter dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion and letter required by Section 5(c).

              (e) At the Date of Delivery, the Underwriter shall have received a letter from Ernst & Young LLP, in form and substance satisfactory to the Underwriter and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to
     Section 5(e), except that the specified date referred to shall be a date not more than three days prior to the Date of Delivery.

              (f) At the Date of Delivery, counsel for the Underwriter shall have been furnished with all such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Option Shares as contemplated in this Agreement and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to the Underwriter and to counsel for the Underwriter.

         Section 7. Indemnification.(a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that the Company will not be liable to the Underwriter for any losses, claims, damages or liabilities that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein; provided, further, that the Company will not be liable to the Underwriter with respect to any preliminary prospectus or the Prospectus to the extent that any such loss, liability, claim, damage or expense resulted from the fact that the Underwriter, in contravention of a requirement of this Agreement or applicable law, arranged sales of Shares to a person to whom the Underwriter failed to send or give, at or prior to the Closing Time or Date of Delivery, as applicable, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time or Date of Delivery, as applicable, to allow for distribution by such time) to the Underwriter and the loss, liability, claim, damage or expense of the Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Time or Date of Delivery, as applicable, and (ii) such failure to give or send such Prospectus by the Closing Time or Date of Delivery, as applicable, to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

              (b) The Underwriter agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

              (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Subsection 7(a) or 7(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have specifically and mutually agreed in writing to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood, however, that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate firm for the Underwriter and such control persons of the Underwriter, such firm shall be designated in writing by the Underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (A) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (B) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         Section 8. Contribution. (a) To the extent that indemnification provided for in Subsection 7(a) or 7(b) of this Agreement is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bears to the total compensation received by the Underwriter with respect to the Shares sold pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

         (b) The Underwriter agrees that it would not be just or equitable if contribution pursuant to Section 7 of this Agreement were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Subsection 8(a). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution provisions contained in Section 7 and 8 of this Agreement and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         Section 9. .Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Underwriter, or any person who controls the Company or the Underwriter within the meaning of
Section 15 of the Securities Act and will survive delivery of and payment for the Shares.

         Section 10. Termination of Agreement. (a) The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, since the respective dates as of which information is given in the Prospectus, any Material Adverse Change, or
(ii) if there has occurred any material adverse change in the financial markets or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which on the financial markets is such as to make it, in the Underwriter's reasonable judgment, impracticable to market the Shares, or (iii) if trading in any shares of the Company has been suspended by the Commission or the Nasdaq National Market for more than two consecutive business days, or if trading generally on the New York Stock Exchange or the Nasdaq National Market or in the over the counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for shares have been required, by such exchange or by order of the Commission, the NASD, or any other governmental authority or (iv) if a banking moratorium has been declared by either federal, California or New York authorities.

         (b) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9 shall remain in effect.

         (c) This Agreement may also terminate pursuant to the provisions of
Section 2, with the effect stated in such Section.

         Section 11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m., New York City time) on any date and earlier than 11:59 p.m. (New York city time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

           If to the Company:        Genelabs Technologies, Inc.
                                     505 Penobscot Drive
                                     Redwood City, CA 94063
                                     Attn:  Chief Financial Officer
                                     Fax No.: (650) 368-0709

           With a copy to:           Skadden, Arps, Slate, Meagher & Flom LLP
                                     525 University Avenue
                                     Palo Alto, CA 94301
                                     Attn:  Gregory C. Smith, Esq.
                                     Fax No.: (650) 470-4570

           If to the Underwriter:    Natexis Bleichroeder Inc.
                                     1345 Avenue of the Americas
                                     New York, New York 10105-4300
                                     Attn:  Legal Department
                                     Fax No.: (212) 299-4444

            With a copy to:          Shearman & Sterling LLP
                                     1080 Marsh Road
                                     Menlo Park, CA 94025-1022
                                     Attn:  Bruce Czachor, Esq.
                                     Fax No.:  (650) 838-3699

         Section 12. Parties. This Agreement is made solely for the benefit of the Underwriter, the Company and, to the extent expressed, any person who controls the Company or the Underwriter within the meaning of Section 15 of the Securities Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of
Section 12, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any Purchaser.

         Section 13. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

         Section 14. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining term, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         Section 15. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 16. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

         Section 17. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements between the parties, including the Agency Agreement dated as of September 30, 2003 among the parties hereto, which is hereby terminated without liability to either party.


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                                      20

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Underwriter in accordance with its terms.




                                     Very truly yours,


                                     GENELABS TECHNOLOGIES, INC.


                                     By: ______________________________
                                         Name:   Irene A. Chow, Ph.D.
                                         Title:  Chairman and Chief
                                                 Executive Officer

Confirmed and accepted as of
   the date first above written:

NATEXIS BLEICHROEDER INC.




By:  __________________________
     Name:
     Title: